Exhibit 99.1

AMENDMENT NO. 2

TO

SPRINT/SHENANDOAH FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”), dated as of February 24, 2006, to the SPRINT/SHENANDOAH FORBEARANCE AGREEMENT (the “Forbearance Agreement”), dated as of August 9, 2005, by and among SPRINT CORPORATION, SPRINT SPECTURM L.P., WIRELESSCO L.P., SPRINT COMMUNICATIONS COMPANY L.P., SPRINT TELEPHONY PCS, L.P., APC PCS, LLC, PHILLIECO, L.P. AND SPRINT PCS LICENSE, L.L.C. (collectively, “Sprint”); and SHENANDOAH PERSONAL COMMUNICATIONS COMPANY (the “Affiliate”). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Forbearance Agreement.

RECITALS

A. The parties have previously executed the Forbearance Agreement.

B. The parties desire to amend the Forbearance Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, the parties agree as follows.

1. Amendment. Section 4.1 of the Forbearance Agreement is superseded and replaced in its entirety with the following:

Section 4.1 Term. Unless earlier terminated pursuant to Section

2.10(a), 2.10(d) or Section 4.2, this Agreement will terminate on April 15, 2006.

2. Full Force and Effect. Except as expressly amended by this Amendment, the Forbearance Agreement remains in full force and effect.

                IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers as of the date and year first above written.

SPRINT NEXTEL CORPORATION

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

WIRELESSCO L.P.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT TELEPHONY PCS, L.P.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT SPECTURM L.P.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

APC PCS, LLC

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

PHILLIECO, L.P.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SPRINT PCS LICENSE, L.L.C.

By: /s/ Charles Wunsch
Name: Charles Wunsch
Title: Vice President

SHENANDOAH PERSONAL
COMMUNICATIONS COMPANY

By: /s/ Christopher E. French
Name: CHRISTOPHER E. FRENCH
Title: PRESIDENT